                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 19, 2004

                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                        1-12522                   13-3714474
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

                      Route 17B, Monticello, New York 12701
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (845) 794-4100
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On August 19, 2004, Empire Resorts,  Inc. (the "Company") entered into a letter agreement (the "Agreement") with The Seneca Cayuga Tribe of Oklahoma, a federally  recognized  Native  American  tribe  (the  "Seneca  Cayugas"),  which provides for the  development of a trust land casino in the Catskills  region of
New York.  The  Agreement  provides  for the  Company  to supply  technical  and financial  assistance to the Seneca Cayugas and to serve as the Seneca  Cayugas'
exclusive  partner in the development,  construction,  financing,  operation and management of the proposed  casino.  The Agreement is for a term of one year and is effective immediately.

          Under the Agreement, the Company will provide technical assistance and support  relating to the  settlement of its land claims against the State of New
York and, subject to certain  limitations under an agreement between the Company and the Cayuga Nation of New York, will assist the Seneca Cayugas in identifying an appropriate site in the southern tier of New York State as a location for the proposed casino. The Company will also provide development assistance of $35,000 per month to the Seneca Cayugas in connection with the establishment and initial operations of a tribal gaming authority for New York gaming operations.

          The  Agreement  calls  for the  Company  and  the  Seneca  Cayugas  to separately enter into a management  agreement and development  agreement for the project through good faith  negotiations and to submit the management  agreement for approval to the National Indian Gaming Commission.  All of the provisions of the above  agreements  relating to the  management  of the casino are subject to review and approval by the National Indian Gaming  Commission  prior to becoming effective. Pending such approval and as a result of such review, such provisions may be amended or supplemented by the parties.

          A copy of the Agreement is attached  hereto as Exhibit 99.1 and a copy of the  Company's  press  release  announcing  the execution of the Agreement is attached hereto as Exhibit 99.2.

TO THE EXTENT THE CONTENT OF THIS FORM 8-K INCLUDES FORWARD LOOKING  STATEMENTS,
THEY  INVOLVE  VARIOUS  RISKS AND  UNCERTAINTIES  INCLUDING  (I) THE RISK THAT A
SETTLEMENT  OF THE LAND CLAIM  BETWEEN  THE SENECA  CAYUGAS AND THE STATE OF NEW
YORK IS NOT ACHIEVED AND THAT VARIOUS  APPROVALS  NECESSARY FOR THE CONSUMMATION
OF THE AGREEMENTS  DESCRIBED  HEREIN AND REQUIRED TO BE OBTAINED FROM THE BUREAU
OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING  REGULATORY  COMMISSION,  THE
GOVERNOR OF THE STATE OF NEW YORK AND  VARIOUS  OTHER  FEDERAL,  STATE AND LOCAL
GOVERNMENTAL  ENTITIES ARE NOT RECEIVED,  (II) THE RISK THAT FINANCING NECESSARY
FOR THE  PROPOSED  PROJECTS  MAY NOT BE ABLE TO BE  OBTAINED  BECAUSE  OF CREDIT
FACTORS,  MARKET  CONDITIONS  OR OTHER  CONTINGENCIES,  (III)  THE RISK THAT THE
SENECA  CAYUGAS MAY EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF
THE WITHIN  DESCRIBED  AGREEMENTS,  (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS
COUNTERPARTIES  OF THE RELATED  AGREEMENTS,  AND (V) GENERAL RISKS AFFECTING THE
COMPANY AS DESCRIBED  FROM TIME TO TIME IN ITS REPORTS FILED WITH THE SECURITIES
AND  EXCHANGE  COMMISSION.  THE COMPANY  WISHES TO CAUTION  READERS NOT TO PLACE
UNDUE RELIANCE ON SUCH FORWARD  LOOKING  STATEMENTS,  WHICH  STATEMENTS ARE MADE
PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION REFORM ACT OF 1994, AND AS SUCH,
SPEAK ONLY AS OF THE DATE MADE.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits

   99.1   Agreement between Empire Resorts, Inc.  and The Seneca Cayuga Tribe of
          Oklahoma,   dated  as of August 19, 2004.
   99.2   Press Release of Empire Resorts, Inc. dated August 20, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.
Dated: August 20, 2004

                                              By: /s/ Robert A. Berman
                                                 -------------------------------
                                                 Robert A. Berman
                                                 Chief Executive Officer